9. INCOME TAX (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
Deferred tax assets
Net operating loss carryforward	$ 105,559	$ 0
Unrealized gain on marketable securities	0	0
Total deferred tax assets	105,559	0
Valuation allowance	(105,559)	0
Deferred tax asset, net of allowance	$ 0	$ 0